SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 12, 2001


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19278                 13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
     of incorporation)


                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (732) 542-2800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events

On December 12, 2001, Osteotech, Inc. announced that in connection with the patent lawsuit trial conducted in the United States District Court for the Central District of California against GenSci Regeneration Sciences, Inc. and its subsidiary GenSci Orthobiologics, Inc. (collectively, "GenSci"), it has been awarded damages in the amount of $17,533,634. This damage award will be reduced by the $3 million previously paid by DePuy AcroMed in settlement of Osteotech's claims against DePuy AcroMed in this lawsuit. On November 29, 2001, the jury determined that Osteotech's U.S. Patent Nos. 5,290,558 (the " `558 Patent") and 5,284,655 (the " `655 Patent") are valid and that GenSci infringed both the `558 and `655 Patents through their sale of DynaGraft(TM) Gel and Putty products.

On December 21, 2001, the Court will hear arguments on Osteotech's motion for a permanent injunction and GenSci's motion to stay the issuance of the permanent injunction pending an appeal. Additionally, Osteotech will shortly submit to the Court a motion seeking an award of pre-judgment interest on the damages awarded by the jury.

Except for historical information contained herein, the matters discussed in this Form 8-K include forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding Osteotech's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that Osteotech believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurances that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the marketplace, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in Osteotech's periodic reports (including the Annual Report on Form 10-K for the year ended

December 31, 2000 and the Form 10-Q for the first three quarters 2001) filed with the Securities and Exchange Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 17, 2001

                                                OSTEOTECH, INC.
                                     -----------------------------------------
                                                 (Registrant)


                                     By:   /s/ Michael J. Jeffries
                                         -------------------------------------
                                           MICHAEL J. JEFFRIES
                                           Executive Vice President,
                                           Chief Financial Officer
                                           (Principal Financial Officer
                                            and Principal Accounting Officer)